UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

Shire Pharmaceuticals Group plc

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction of incorporation)

0-29630	98-0359573
(Commission File Number)	(IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke, Hampshire RG24 8EP England

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	44 1256 894 000

(Former name or former address, if changed since last report)

Item 5.	Other Events

Shire Pharmaceuticals Group plc has issued the press release attached as Exhibit 99.1 and which is incorporated by reference herein.

Item 7.	Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed herewith:
99.1	Press Release dated August 3, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PHARMACEUTICALS GROUP
PLC

By:	/s/ A C Russell

	Name:	Angus Russell
	Title:	Chief Financial Officer

Dated: August 3, 2004

EXHIBIT INDEX

Number	Description
99.1	Press Release dated August 3, 2004